UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2006
                               (October 31, 2006)

                                  QUOVADX, INC.
                                  -------------
             (Exact name of Registrant as Specified in its Charter)


         Delaware                       000-29273                 85-0373486
-----------------------------          -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


         7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2006, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its third quarter ended September 30, 2006. The press release is attached as Exhibit
99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes these measures provide useful information to management and to investors. The non-GAAP financial measures are
(i) Days Sales Outstanding ("DSO") for the three months ended September 30, 2006 and 2005, and (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA") on a consolidated basis and for each business division for the three months and nine months ended September 30, 2006 and 2005. These non-GAAP measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP").

o DSO is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.

o Reconciliations of EBITDA for the three and nine months ended September 30, 2006 and 2005, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation tables below. The Company believes that such presentation provides useful information to management and to investors.


Quovadx, Inc.
EBITDA Reconciliations
(in thousands)
(Unaudited)

Total Company                              Three Months Ended  Nine Months Ended
                                               September 30,      September 30,
                                           ------------------ ------------------
                                             2006      2005     2006     2005
                                           --------- -------- -------- ---------
GAAP net loss                              $     (9) $(1,698) $(9,085) $ (3,297)
Interest income                                (237)     (72)    (859)     (276)
Depreciation & amortization                   2,664    2,794    8,347     8,738
Income taxes                                    202      103      397       256
                                           --------- -------- -------- ---------
EBITDA                                     $  2,620  $ 1,127  $(1,200) $  5,421
                                           ========= ======== ======== =========

Integration Solutions Division (ISD)       Three months Ended  Nine Months Ended
                                               September 30,      September 30,
                                           ------------------ ------------------
                                             2006      2005     2006     2005
                                           --------- -------- -------- ---------
Income from operations [1]                 $  1,204  $   338  $ 2,006  $  1,309
Depreciation and amortization                   984    1,259    3,544     4,075
                                           -------------------------------------
EBITDA                                     $  2,188  $ 1,597  $ 5,550  $  5,384
                                           =====================================

CareScience Division                       Three months Ended  Nine Months Ended
                                               September 30,      September 30,
                                           ------------------ ------------------
                                             2006      2005     2006     2005
                                           --------- -------- -------- ---------
Income (loss) from operations [1]          $    (32) $   (38) $   416  $    130
Depreciation and amortization                   472      477    1,361     1,613
                                           -------------------------------------
EBITDA                                     $    440  $   439  $ 1,777  $  1,743
                                           =====================================

Rogue Wave Software Division               Three months Ended  Nine Months Ended
                                               September 30,      September 30,
                                           ------------------ ------------------
                                             2006      2005     2006     2005
                                           --------- -------- -------- ---------
Income from operations [1]                 $  2,283  $ 2,631  $ 7,028  $  7,394
Depreciation and amortization                 1,034      928    2,961     2,820
                                           -------------------------------------
EBITDA                                     $  3,317  $ 3,559  $ 9,989  $ 10,214
                                           =====================================

[1] Does not include allocation of corporate overhead


The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

          Exhibit
          -------
          Number                                  Exhibit
          ------                                  -------

          99.1           Press release of the Registrant, dated October 31, 2006


--------------------------------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: October 31, 2006
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------------
                                                     Linda K. Wackwitz
                                                     Secretary

                                  EXHIBIT INDEX


          Exhibit
          -------
          Number                                  Exhibit
          ------                                  -------

          99.1           Press release of the Registrant, dated October 31, 2006